UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2005

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1211 Avenue of the Americas
New York, New York 10036
(Address of registrant’s principal executive office)

Registrant’s telephone number, including area code: (212) 536-1211

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 –Regulation FD

Item 7.01. Regulation FD Disclosure.

        This Current Report on Form 8-K includes as an exhibit the slides from a presentation given by management at CIT’s Investor Day conference on November 8, 2005. All amounts in the presentation are at or for the period ending September 30, 2005, unless otherwise noted. A live webcast of the presentation, in addition to the accompanying slides, will be available at http://ir.cit.com on November 8, 2005 at 8:00 a.m. Eastern Standard Time and is expected to last until approximately 12:45 p.m. Eastern Standard Time. A replay of the live webcast will be archived at the same web address from Tuesday, November 8, 2005 at approximately 6:00 p.m. until 11:59 p.m. on November 30, 2005. The slides from the presentation are attached as Exhibit 99.1. Those slides are furnished pursuant to Item 7.01 and the information contained in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into CIT’s filings under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Slides from presentation by management to investors at CIT’s Investor Day conference on November 8, 2005.

        This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “target,” and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements reflect the current views of CIT and its management. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties, contingencies, and changes in circumstances, many of which are beyond CIT’s control, that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, risks associated with residual value of leased equipment, and regulatory factors, among others. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ William J. Taylor

William J. Taylor
Executive Vice President & Controller
(Principal Accounting Officer)

Dated: November 8, 2005